UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 20, 2020

(Date of Report—date of earliest event reported)

InMed Pharmaceuticals Inc.

(Exact Name of Registrant as Specified in Its Charter)

British Columbia (State or Other Jurisdiction of Incorporation or Organization)	001-39685 (Commission File Number)	98-1428279 (I.R.S. Employer Identification No.)

Suite 310 – 815 W. Hastings Street Vancouver, B.C., Canada (Address of Principal Executive Offices)		V6C 1B4 (Zip Code)

(604) 669-7207

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	INM	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07: Submission of Matters to a Vote of Security Holders

On November 20, 2020, InMed Pharmaceuticals Inc., or the “Corporation”, held its Annual and Special General Meeting of Shareholders. At the meeting, shareholders voted in favor of all items of business, as indicated below:

Proposal No. 1 – Election of Directors

The Corporation’s shareholders voted to elect the following persons to the board of directors of the Corporation, each to serve until the 2021 Annual General Meeting:

Nominee	Votes For	% Votes For	Votes Withheld	%Votes Withheld	Broker Non-Votes
Eric A. Adams	639,176	90.84	64,464	9.16	1,672,478

Adam Cutler	654,431	93.01	49,209	6.99	1,672,478

William J. Garner	644,945	91.66	58,695	8.34	1,672,478

Andrew Hull	654,149	92.97	49,491	7.03	1,672,478

Catherine Sazdanoff	653,532	92.88	50,108	7.12	1,672,478

Proposal No. 2 – Appointment of Independent Registered Public Accounting Firm

The Corporation’s shareholders voted to approve the appointment of KPMG LLP as the independent registered public accounting firm of the Corporation until the next annual shareholders’ meeting or until a successor is named.

Votes For	% Votes For	Vote Against	% Votes Against	Abstain	Broker Non- Votes
2,316,634	97.50	0	0.00	59,484	0

Proposal No. 3 – Amendment of Stock Option Plan

The Corporation’s shareholders voted to approve an amendment to the Corporation’s stock option plan in order to (1) update the definition of “Blackout Period” and (2) extend the period after a Blackout Period that an option may be exercised.

Votes For	% Votes For	Vote Against	% Votes Against	Abstain	Broker Non- Votes
577,223	82.03	126,417	17.97	0	1,672,478

Proposal No. 4 – Amendment to Articles

The Corporation’s shareholders voted to approve an amendment to Section 11.3 of the Articles of the Corporation that increases the quorum for any meeting of shareholders to two persons present at the opening of the meeting who are entitled to vote thereat either as shareholders or as proxy holders and holding or representing not less than 33-1/3% of the outstanding common shares entitled to be voted at the meeting.

Votes For	% Votes For	Vote Against	% Votes Against	Abstain	Broker Non- Votes
645,591	91.75	58,049	8.25	0	1,672,478

Item 9.01 Exhibits.

(d) Exhibits.

Exhibit 99.1.	News release, dated November 24, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 24, 2020

INMED PHARMACEUTICALS INC.

By:	/s/ Bruce Colwill
Name:	Bruce Colwill
Title:	Chief Financial Officer

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